UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2011

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders of Petrohawk Energy Corporation (the “Company”) was held on May 18, 2011 in Houston, Texas for the purpose of voting on five proposals.

The first of those proposals related to the election of three individuals to serve as Class I directors of the Company for three year terms expiring in 2014. The three directors elected and the tabulation of votes (both in person and by proxy) were as follows:

Nominees for Directors	Votes For	Witheld
Floyd C. Wilson	203,152,918	23,486,796
Gary A. Merriman	202,291,374	24,348,340
Robert C. Stone, Jr.	202,355,849	24,283,865

Our continuing directors after the annual meeting include James W. Christmas, Thomas R. Fuller, James L. Irish III, Robert G. Raynolds, Stephen P. Smiley and Christopher A. Viggiano.

The second proposal related to the approval, on an advisory basis, of the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosures, which was ratified and approved:

For	Against	Abstain	Broker Non-Votes
145,128,938	80,360,899	1,149,877	37,048,302

The third proposal related to the approval, on an advisory basis, of frequency of future voting on compensation of the Company’s named executive officers, with choices of either once every one, two or three years.  The preference of an annual vote was ratified and approved:

Annually	Every Other Year	Every Three Years	Abstain	Broker Non-Votes
192,070,538	3,915,289	26,043,733	4,608,115	37,050,341

Based on these results, the Company’s board of directors has determined to hold its advisory vote on the compensation of named executive officers annually until the next frequency vote.

The fourth proposal related to the approval of amendments to the Company’s Third Amended and Restated 2004 Employee Incentive Plan, which amendments were ratified and approved:

For	Against	Abstain	Broker Non-Votes
197,936,189	27,360,037	1,343,488	37,048,302

The fifth proposal related to the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accountants for the fiscal year ending December 31, 2011, which was ratified and approved:

For	Against	Abstain	Broker Non-Votes
261,954,483	1,255,090	478,443	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By:	/s/ C. Byron Charboneau
C. Byron Charboneau
Vice President, Chief Accounting Officer
and Controller

Date: May 19, 2011